CERTIFICATIONS
I, Danielle Buell, certify that:
1. I have reviewed this report on Form N-SAR
of CMG Investors Trust;
2. Based on my knowledge, this report does not
contain any untrue statement of a material fact
or omit to state a material fact necessary to make
the statements made, in light of the circumstances
under which such statements were made, not misleading
with respect to the period covered by this report;
3. Based on my knowledge, the financial information
included in this report, and the financial statements
on which the financial information is based, fairly present
 in all material respects the financial condition, results
 of operations, changes in net assets, and cash flows
(if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c)
under the Investment Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
 period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation
of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date: May 22, 2003
//s//Danielle Buell
Treasurer
Cadre Institutional Investors Trust

CERTIFICATIONS
I, Kevin J. Burke, certify that:
1. I have reviewed this report on Form N-SAR of CMG
Investors Trust;
2. Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the
financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial
statements are required to include a statement of cash flows)
 of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officers and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment
 Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
5. The registrant's other certifying officers and I have
disclosed, based on our most recent evaluation, to the
registrant's auditors and the audit committee of the
registrant's board of directors (or persons performing the
equivalent functions):
a) all significant deficiencies in the design or operation
of internal controls which could adversely affect the
 registrant's ability to record, process, summarize, and
 report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves
management or other employees who have a significant
role in the registrant's internal controls; and
6. The registrant's other certifying officers and I have
indicated in this report whether or not there were significant changes in internal controls or in other factors that
could significantly affect internal controls subsequent to
 the date of our most recent evaluation, including any
corrective actions with regard to significant deficiencies
and material weaknesses.
Date: May 22, 2003
//s// Kevin J. Burke
				        Chief Executive Officer
 				  Cadre Financial Services, Inc.